UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 21, 2007 (July 10, 2007)

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27723 (Commission File Number)	77-0270079 (I.R.S. Employer Identification Number)

1143 Borregas Avenue
 Sunnyvale, California 94089
 (408) 745-9600
 (Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by SonicWALL, Inc. on July 12, 2007 to include the financial information required under Item 9.01.

 Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The Audited Consolidated Financial Statements of Aventail Corporation as of December 31, 2006 is filed as Exhibit 99.1 and the Unaudited Condensed Consolidated Financial Statements of Aventail Corporation as of June 30, 2007 is filed as Exhibit 99.2 to this amendment.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Combined Condensed Consolidated Financial Information is filed as Exhibit 99.3 to this amendment.

(d)	Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of Aventail Corporation for the year ended December 31, 2006

99.2	Unaudited Condensed Consolidated Financial Statements of Aventail Corporation for the period from January 1, 2007 to June 30, 2007

99.3	Unaudited Pro Forma Combined Condensed Consolidated Financial Information

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonicwall, Inc
Dated: September 21, 2007
	By:	/s/ Robert D. Selvi
Robert D. Selvi

Chief Financial Officer

 EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of Aventail Corporation for the year ended December 31, 2006

99.2	Unaudited Condensed Consolidated Financial Statements of Aventail Corporation for the period from January 1, 2007 to June 30, 2007

99.3	Unaudited Pro Forma Combined Condensed Consolidated Financial Information